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EXHIBIT 10.1.2
                   AMENDMENT AND NOTE MODIFICATION AGREEMENT

                                January 22, 1998


Tropical Sportswear Int'l Corporation
4902 West Waters
Tampa, Florida 33634-1302


Gentlemen:

       Reference is made to (i) that certain Loan and Security Agreement dated September 28, 1994, as amended by that certain First Amendment to Loan and Security Agreement dated May 26, 1995, that certain Second Amendment to Loan and Security Agreement dated October 1, 1995, that certain Third Amendment to Loan and Security Agreement dated December 4, 1995, that certain Fourth Amendment to Loan and Security Agreement dated January 18, 1996, that certain Fifth Amendment to Loan and Security Agreement dated February 27, 1996, that certain Sixth Amendment to Loan and Security Agreement dated May 7, 1996, that certain Seventh Amendment to Loan and Security Agreement dated September 10, 1996 and that certain Eight Amendment to Loan and Security Agreement dated November 25, 1996, that certain Ninth Amendment to Loan and Security Agreement dated July 18, 1997, and that certain Amendment and Note Modification Agreement dated November 5, 1997 (as at any time amended, the "Loan Agreement"), between Fleet Capital Corporation, a Rhode Island corporation, as successor to Shawmut Capital Corporation (together with its successors and assigns, "Lender"), and Tropical Sportswear Int'l Corporation ("Borrower"), a Florida corporation, as successor to Tropical Sportswear International Corporation; and (ii) that certain Master Equipment Note dated September 28, 1994, in the original principal amount of $5,000,000, as amended by that certain First Note Modification Agreement dated November 25, 1996 and that certain Amendment and Note Modification Agreement dated November 5, 1997 (as at any time amended or modified, the "Master Note"), by Borrower in favor of Lender. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

       Borrower has requested that Lender extend the date of the Original Term from October 31, 1998 to January 31, 1999. Lender is willing to extend the Original Term, subject to the terms and conditions contained herein.

       NOW, THEREFORE, in consideration of Ten Dollars ($10.00) in hand paid each to the other and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

       The Loan Agreement is hereby amended by deleting the reference to "October 31, 1998" that is contained in Section 4.1 of the Loan Agreement and by substituting in lieu thereof a reference to "January 31, 1999."

       The Master Note is hereby amended by deleting the reference to "October 31, 1998" that is contained in paragraphs (b) and (b) (vi) of the Master Note and by substituting in lieu thereof, in each instance, a reference to "January 31, 1999."

       Borrower hereby ratifies and reaffirms each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities thereunder and acknowledges that it is liable for all Obligations, whether heretofore or hereafter incurred. Borrower acknowledges and stipulates that the Loan Agreement, the Master Note and all other Loan Documents are legal, valid and binding obligations enforceable against Borrower in accordance with the terms thereof and nothing contained herein, except as expressly provided herein, shall be deemed to amend or modify any provision of any Loan Document, all of which shall remain in full force and effect. Borrower hereby agrees to take such further actions as




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Lender shall reasonably request from time to time in connection herewith to evidence the amendments set forth herein.

       To induce Lender to enter into this Amendment, Borrower hereby releases, acquits and forever discharges Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes or actions of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that Borrower now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise.

       This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                                     Very truly yours,

                                              FLEET CAPITAL CORPORATION

                                              By:
                                                  ----------------------------
                                              Title:
                                                    --------------------------


                                              Acknowledged and agreed to:

                                              TROPICAL SPORTSWEAR
                                              INT'L CORPORATION
                                              ("Borrower")

                                              By: /S/      Sharon L. Perdue
                                                  ----------------------------
                                                  Title:   Sr. V.P. of Finance
                                                        ----------------------


                                              [CORPORATE SEAL]